                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                     of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 'SS' 240.14a-11(c) or 'SS' 240.14a-12

                    Cellular Technical Service Company, Inc.
                    ----------------------------------------
                (Name of Registrant as Specified in Its Charter)



    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On June 6, 2001

To Our Stockholders:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Cellular Technical Services Company, Inc., a Delaware corporation (the "Company"), which will be held at the Company's New York office, 20 East Sunrise Highway, Suite 201, Valley Stream, New York, on Wednesday, June 6, 2001, at 10:00 a.m. local time, for the following purposes:

         1. To elect two (2) Class I directors to the Company's Board of Directors to hold office until the Company's third Annual Meeting of Stockholders following his election and until his successor is duly elected and qualified;

         2. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the accompanying Proxy Statement. The Board of Directors has set the close of business on April 27, 2001 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.


                                      By Order of the Board of Directors



                                      Bruce R. York
                                      Vice President, Chief Financial Officer
                                      and Corporate Secretary


Seattle, Washington
April 27, 2001

--------------------------------------------------------------------------------
                                 IMPORTANT NOTE

Whether or not you expect to attend the meeting, please mark, sign and date the enclosed Proxy Card and return it as promptly as possible in the enclosed return envelope. No postage is required if mailed in the United States. This will ensure the presence of a quorum at the meeting and save the Company the expense and extra work of additional solicitation. Sending your Proxy Card will not prevent you from attending the meeting, revoking your proxy, and voting your stock in person.
--------------------------------------------------------------------------------

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On June 6, 2001

                           --------------------------
                                 PROXY STATEMENT
                           --------------------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cellular Technical Services Company, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at the Company's New York office, 20 East Sunrise Highway, Suite 201, Valley Stream, New York, on Wednesday, June 6, 2001, at 10:00 a.m. local time, and at any adjournments or postponements thereof (the "Annual Meeting"). The mailing address of the principal office of the Company is 2815 Second Avenue Suite 100, Seattle, Washington 98121.

         This Proxy Statement and the accompanying Notice of Annual Meeting and proxy are first being sent to stockholders on or about May 7, 2001. Stockholders are encouraged to review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended December 31, 2000, a copy of which also accompanies this Proxy Statement.

                         BUSINESS AT THE ANNUAL MEETING

         At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

         1. The election of two (2) Class I directors to the Company's Board of Directors to hold office until the Company's third Annual Meeting of Stockholders following his election and until his successor is duly elected and qualified;

         2. The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

                     VOTING RIGHTS AND SOLICITATION OF PROXY

Stockholders Entitled to Vote

         The Board of Directors has set the close of business on April 27, 2001 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to stockholders for approval at the Annual Meeting. As of April 20, 2001, there were 2,291,849 shares of Common Stock issued and outstanding.

Voting In Person or By Proxy

         All shares of Common Stock represented by a properly executed and returned proxy will be voted at the Annual Meeting and, when instructions are given by the stockholder and not properly revoked, will be voted in accordance with those instructions. If a proxy is executed and returned, but no specific instructions are given, the shares of Common Stock represented by such proxy will be voted in favor of the election of the Class I director nominees described in this Proxy Statement. Executing and returning a proxy will not limit a stockholder's right to attend the Annual Meeting, or otherwise prevent a stockholder from properly revoking such proxy and voting the shares of

Common Stock represented by such proxy in person at the Annual Meeting.

Revocation of Proxy

         A stockholder giving a proxy has the power to revoke it at any time prior to its exercise by any of the following methods: (i) by delivering a written revocation or properly executed proxy bearing a later date to the Company's Corporate Secretary received at the Company's principal office, 2815 Second Avenue, Suite 100, Seattle, Washington 98121, no later than the last business day prior to the date of the Annual Meeting; or (ii) if the stockholder attends the Annual Meeting in person, by delivering a written revocation to an inspector of election at the Annual Meeting or voting by ballot at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

Solicitation of Proxy

         The proxy accompanying this Proxy Statement is solicited on behalf of the Company's Board of Directors. Proxies may be solicited by officers, directors, and employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, facsimile, telephone, courier, Internet transmission, or other like manner. The cost of preparing, assembling, and mailing this Proxy Statement and the accompanying Notice of Annual Meeting and proxy is to be borne by the Company. The Company also may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                         QUORUM AND VOTING REQUIREMENTS

Quorum

         The attendance, in person or by a properly executed and returned proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the actions proposed at the Annual Meeting. Proxies submitted which contain abstentions or broker "non-votes" will be deemed present at the Annual Meeting in determining the presence of a quorum. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal in person or by proxy, usually because the nominee does not have discretionary voting power with respect to that item and has not received timely instructions from the beneficial owner.

Vote Required

         Each share of Common Stock entitles the holder to one vote on each proposal submitted to a vote of the stockholders at the Annual Meeting. Shares subject to abstention with respect to any matter are considered shares entitled to, and voted, with respect to that matter. Shares subject to broker non-votes with respect to any matter are not considered as shares entitled to vote with respect to that matter.

         Directors are elected by a plurality of votes of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Stockholders may vote in favor of the nominee or withhold their votes as to the nominee. Checking the box that withholds authority to vote for the nominee is the equivalent of abstaining. Abstentions and broker non-votes will not have the effect of votes in favor of or in opposition to the election of a director.

         The affirmative vote of the majority of shares of Common Stock represented, in person or by proxy, at the Annual Meeting will be required for approval of any other matter that is submitted to a vote of the stockholders.

                    PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

         The Board of Directors of the Company is divided into three classes, pursuant to the Company's Restated Certificate of Incorporation and Bylaws. The term of office of Class I directors expires at the Company's 2001 Annual Meeting of Stockholders, and the term of office of Class II and III directors expires at the Company's 2002 and 2003 Annual Meetings of Stockholders, respectively. Directors elected to succeed those whose terms expire are elected to a term of office expiring at the third Annual Meeting of Stockholders following their election and, in each case, until his successor is elected and qualified.

         Two directors of the Company are to be elected as Class I directors at the Annual Meeting, to hold office for a term expiring at the Company's 2004 Annual Meeting of Stockholders and until his or her successor is elected and qualified. One of the Company's current Class I directors, Henry Ellis, has been nominated to be reelected as a Class I director at the Annual Meeting. Joshua J. Angel has been nominated to be elected as a Class I director at the Annual Meeting. Such nominees have indicated they are willing and able to serve as Class I directors. In the event that a nominee is unable to accept election, or if any other unforeseen contingency should arise, each properly executed and returned proxy that does not direct otherwise will be voted for such other person(s) as may be designated by the Board of Directors. If a proxy is executed and returned, but no specific instructions are given, the shares of Common Stock represented by such proxy will be voted in favor of the Class I director nominees identified above. James Porter, a current Class I director, has decided not to stand for re-election.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   A VOTE "FOR" THE NOMINEES IDENTIFIED ABOVE.

Current Members of the Board of Directors

         The Company's Restated Certificate of Incorporation provides that the number of directors constituting the Company's Board of Directors shall be not less than three nor more than fifteen, as determined by the Company's Bylaws. The Company's Bylaws provide that the number of directors shall be fixed from time to time by the Board of Directors or the Company's stockholders. The Board of Directors has fixed at four the number of directors that will constitute the Board for the ensuing year.

         The current directors of the Company and their respective classes and terms of office are as set forth below. Biographical information for the directors is provided elsewhere in this Proxy Statement.


     Director                   Class                 Term
     --------                  ------               Expires At
                                                    ----------
Henry Ellis                       I              2001 Annual Meeting
James Porter                      I              2001 Annual Meeting
Lawrence Schoenberg              II              2002 Annual Meeting
Stephen Katz                     III             2003 Annual Meeting

Meetings and Committees of the Board of Directors

         During the year ended December 31, 2000, the Board of Directors held four meetings and took certain actions on two other occasions by written consent. During 2000, no director attended fewer than 75% of the aggregate of:
(i) the number of meetings of the Board of Directors held during the period he served on the Board; and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

         The Board of Directors has a standing Compensation and Stock Option Committee. This committee reviews and approves the compensation, bonus, and stock option grants of all officers of the Company, reviews guidelines for compensation, bonus, and stock option grants for non-officer employees, and has authority and control over the administration of the Company's stock option plans. This committee currently consists of Messrs. Porter (Chairman), Schoenberg and Ellis. During 2000, this committee held one meeting and took certain actions on one other occasion by written consent.

         The Board of Directors has a standing Audit Committee, which has various functions including oversight and review of accounting matters. This committee currently consists of Messrs. Schoenberg (Chairman), Porter and Ellis. This committee held one meeting in 2000.

Audit Committee

         Each member of the Audit Committee meets the independence requirements for audit committee members under the listing standards of the NASDAQ National Market, on which the Company's Common Stock is listed. The Committee provides assistance to the Company's directors in fulfilling the Board's oversight responsibility as to the Company's accounting, auditing and financial reporting practices and as to the quality and integrity of the financial reports of the Company. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. A report of the Audit Committee appears under the caption "Audit Committee Report," below.

Audit Committee Report

         Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent public accountants have the responsibility for the examination of the Company's annual financial statements, accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended December 31, 2000, the Audit Committee:

     (1) Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management and Ernst & Young LLP, the Company's independent public accounts

     (2) Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees", as amended, relating to the conduct of the audit.

     (3) Received the written disclosures and the letter from Ernst & Young
         LLP regarding its independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Audit Committee also discussed Ernst & Young's independence with Ernst & Young and considered whether the provision of non-audit services rendered by Ernst & Young was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K filed with the Securites and Exchange Commission for that year.


                                                      Respectfully,


                                                       James Porter
                                                       Lawrence Schoenberg
                                                       Henry Ellis

Director Compensation

         Each director who is not an officer or employee of the Company receives $1,000 per board meeting attended and $500 per committee meeting attended, with minimum compensation equal to $8,500 per year for such attendance, and is reimbursed for his out-of-pocket expenses incurred in connection with attendance at meetings or other Company business. In addition, beginning in 2000, each director is eligible to participate in the Company's company-wide bonus program, which is based on Company performance and goals.

         In December 1993, the Company adopted the 1993 Non-Employee Director Stock Option Plan ("1993 Plan") pursuant to which each person who is not a salaried employee of the Company who first becomes a director after December 29, 1993 shall be granted on the date he first becomes a director an option to purchase 2,000 shares of Common Stock and on January 2 of each year beginning with January 2, 1994, each person who is not a salaried employee of the Company and is then a director shall be granted an option to purchase an additional 1,200 shares of Common Stock. In addition, the 1993 Plan authorizes the Board of Directors to approve additional stock option grants to such non-employee directors. The exercise price of each share of Common Stock under any option granted under the 1993 Plan shall be equal to the fair market value of a share of Common Stock on the date the option is granted.

Compensation Committee Interlocks and Insider Participation

         The Compensation and Stock Option Committee of the Board of Directors consists of Messrs. Porter (Chairman), Schoenberg and Ellis. None of such committee members is or has been an officer or employee of the Company.


                        OTHER BUSINESS AT ANNUAL MEETING

         As of the date of this Proxy Statement, the Company's management knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                               SECURITY OWNERSHIP

         The following table sets forth, as of April 16, 2001 (except as otherwise indicated in the footnotes below), information with respect to the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) the Chief Executive Officer and each of the other executive officers of the Company who received salary and bonus in excess of $100,000 during 2000 (collectively, the "Named Executive Officers"); and (iv) all current directors and executive officers of the Company as a group.

                                                             Amount and Nature           Percent of
                                                               of Beneficial             Outstanding
Name of Beneficial Owner                                      Ownership (1)                Shares
------------------------                                     -------------------          ----------
Stephen Katz.......................................                   118,613  (2)            5.2%
Lawrence Schoenberg................................                    13,800  (3)             *
James Porter.......................................                    13,400  (4)             *
Henry B. Ellis.....................................                         0                  *
Bruce R. York......................................                     7,880  (5)             *

All directors and executive officers as a group
(5 persons)........................................                   153,693  (6)            6.7%


---------------------------

*      Less than 1%

(1) Unless otherwise indicated, each person or group has sole voting and investment power with respect to such shares. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person or group has the right to acquire within 60 days after April 20, 2001. For purposes of computing the percent of outstanding shares held by each person or group named above as of a given date, any shares which such person or group has the right to so acquire are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person or group.

(2) Includes 74,060 shares subject to currently exercisable options, none of which are at prices lower than the market price of the Company's Common Stock as of April 20, 2001.

(3) Consists of 13,800 shares subject to currently exercisable options, 4,500 of which are at prices lower than the market price of the Company's Common Stock as of April 20, 2001.

(4) Includes 12,600 shares subject to currently exercisable options, 4,500 of which are at prices lower than the market price of the Company's Common Stock as of April 20, 2001.

(5) Includes 2,880 shares subject to currently exercisable options, 2,000 of which are at prices lower than the market price of the Company's Common Stock as of April 20, 2001.

(6) Includes an aggregate of 103,340 shares subject to currently exercisable options, 11,000 of which are at prices lower than the market price of the Company's Common Stock as of April 20, 2001.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), officers, directors and holders of more than 10% of the outstanding shares of the Company's Common Stock are required to file periodic reports of their ownership of, and transactions involving, the Company's Common Stock with the SEC. The Company believes that its reporting persons complied with all Section 16(a) filing requirements applicable to them with respect to the Company's fiscal year ended December 31, 2000.

                      MANAGEMENT AND NOMINEES FOR DIRECTOR

         The name, age, position with the Company, and biographical information with respect to each of the Company's current directors and executive officers are provided below.


Name                            Age          Position with Company
----                            ---          ----------------------
Stephen Katz                    57           Chairman of the Board of Directors, Chief Executive
                                             Officer and Acting President
Lawrence Schoenberg             68           Director
James Porter                    65           Director
Henry B. Ellis                  51           Director
Joshua J. Angel                 65           Nominee for Director
Bruce R. York                   46           Vice President, Chief Financial Officer and Secretary

         Stephen Katz, Chairman of the Board of Directors, was Acting Chief Executive Officer and Acting President from November 1992 until February 1994, at which time he became Chief Executive Officer. Mr. Katz was re-appointed as Acting President in September 1998. Mr. Katz has been Chairman of the Board and a director of the Company since its inception and a member of the Management Committee of the predecessor partnership during the entire period of its existence. From September 1984 until September 1995, Mr. Katz was Chairman of the Board, Chief Executive Officer and until September 1993, President of Nationwide Cellular Service, Inc., which was the Company's majority stockholder until May 1992 and its largest stockholder, owning 34% of its outstanding shares, until September 1995. At that time such shares were distributed to Nationwide's stockholders, immediately prior to Nationwide's merger with MCI Communications Corp. In May 1996, Mr. Katz was appointed Vice-Chairman of the Board and Chief Executive Officer of Global Payment Technologies, Inc. (formerly Coin Bill Validator, Inc.) whose business is currency validation. In September 1996, Mr. Katz was appointed Chairman of the Board and Chief Executive Officer of Global Payment Technologies, Inc.

         Lawrence Schoenberg joined the Company as a Director in September 1996. Mr. Schoenberg also serves as Director of Government Technology Services, Inc., Merisel, Inc., and Sunguard Data Services, Inc. Former directorships include Systems Center, Inc. (which was sold to Sterling Software, Inc.), SoftSwitch, Inc. (which was sold to Lotus/IBM Corp.), Forecross Corporation, Image Business Systems, Inc., and Penn America Group, Inc. Mr. Schoenberg founded AGS Computers, Inc. in 1967 and served as Chief Executive Officer until 1991. The company was sold to NYNEX in 1988. The micro-computer segment subsequently became a part of Merisel, Inc.

         James Porter joined the Company as a Director in July 1997. Mr. Porter also serves as Chairman of FirstWave Technologies and as a Director of Silicon Valley Bank, American Central Gas Technologies, CCI/Triad Systems Corporation and Cardone Industries. He serves on the Board of Regents of Pepperdine University and the Board of Trustees of Abilene Christian University. From February 1997 to June 1999, Mr. Porter served as Chairman of CCI/Triad Systems Corporation. From September 1985 to February 1997, he was President and Chief Executive Officer of Triad Systems

Corporation.

         Henry B. Ellis has been a director of the Company since February 2001. Since 1992 Mr. Ellis has been President and Chief Executive Officer of Bassett California Company, a family-owned real estate holding company located in El Paso, Texas. From June 1992 to February 1994 Mr. Ellis served as Chairman of the Board and Chief Executive Officer of Grayson County State Bank, located in Sherman, Texas. Since 1992 Mr. Ellis has served as a member of the Board of Directors of Bluebonnet Savings Bank, a savings and loan institution located in Dallas Texas. Mr. Ellis is also a director of Global Payment Technologies, Inc.

         Joshua J. Angel has been nominated to be a director of the Company effective June 6, 2001. Mr. Angel is Founder and Senior Managing Shareholder of Angel & Frankel, P.C., a New York based law firm specializing in commercial insolvency and creditors' rights. Mr. Angel serves as a director of Dynacore Holdings Corporation. Mr. Angel has a B.S. from N.Y.U. and an L.L.B. from Columbia University.

         Bruce R. York joined the Company in April 1999 as Vice President and Chief Financial Officer. Prior to joining the Company, Mr. York was the Director of Finance of Cell Therapeutics, Inc., a biopharmaceutical company, from February 1998 to February 1999. From May 1987 to January 1998, Mr. York held various positions with Physio Control International Corporation, a manufacturer of external defibrillators, in Seattle and London, including Director of Business Planning, Director of Finance - Europe, Director of Finance and Corporate Controller, and Finance Manager. From September 1978 to April 1987, Mr. York held several positions with Price Waterhouse in Seattle and New York, including Senior Tax Manager. Mr. York is a C.P.A. and has an A.B. and an M.B.A. from Dartmouth College.

         The Company's officers are elected annually and serve at the discretion of the Board of Directors.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

         The following table sets forth information concerning annual and long-term compensation, paid or accrued, for the Named Executive Officers for services in all capacities to the Company during fiscal years 2000, 1999 and 1998.



                                                                                              Long-Term
                                                                                             Compensation
                                                         Annual Compensation                   Awards(1)
                                                ---------------------------------------      ------------
                                                                                              Securities
                                                                           Other Annual       Underlying      All Other
                                     Year        Salary         Bonus      Compensation        Options      Compensation
                                     ----       --------       -------     ------------      ------------   ------------
                                                                                (2)
Stephen Katz.....................    2000       $108,458       $60,000           $  543         70,000               $0
 Chairman of the Board of Directors  1999         89,310        60,000              190          3,400                0
 and Chief Executive Officer         1998         76,000             0                0              0                0

Bruce R. York...................     2000        106,858        70,000            5,308          7,500                0
 Vice President, Chief Financial     1999         69,967        20,000            2,203          7,200                0
 Officer and Corporate Secretary
 (3)


--------------

(1) None of the Named Executive Officers received any Restricted Stock Awards or LTIP Payouts in 1998, 1999 or 2000.

(2) Primarily represents contributions by the Company to the Named Executive Officers' accounts under a 401K plan, and to a lesser extent, taxable income originating from term life insurance premiums paid on behalf of the Named Executive Officers under the Company's standard employee group benefits plan.

(3) Represents compensation paid to Mr. York from April 19, 1999, the date that his employment with the Company commenced as Vice President and Chief Financial Officer.

Grants of Stock Options in 2000

         The following table sets forth information as to all grants of stock options to the Named Executive Officers during 2000.


                                    Individual Grants(1)
                        ------------------------------------------------
                                                                            Potential Realizable Value
                         Number of    % of Total                           at Assumed Annual Rates of
                        Securities     Options                             Stock Price Appreciation for
                        Underlying    Granted to                                 Option Term (3)
                          Options     Employees    Exercise   Expiration   ----------------------------
        Name            Granted (2)    in 2000      Price        Date           At 5%      At 10%
    ----------------    -----------   ----------   --------   ----------      --------   --------
Stephen Katz..........        5,000          3.0%    $11.34      3/22/10      $ 35,668   $ 90,394
                             65,000         39.0%      8.00      6/21/10       327,025    828,746

Bruce R. York.........        7,500          4.5%      8.00      6/21/10        37,734     95,625


------------------------------

(1) No stock appreciation rights ("SARs") were granted to any of the Named Executive Officers during 2000.

(2) The options become exercisable in cumulative annual installments of 25% per year on each of the first four anniversaries of the grant date. The options are exercisable over a ten-year period.

(3) The dollar amounts set forth under these columns are the result of calculations at the 5% and 10% rates established by the United States Securities and Exchange Commission ("SEC") and are not intended to forecast future appreciation of the Company's stock price. The Company did not use an alternative formula for a grant date valuation as it is unaware of any formula that would determine with reasonable accuracy a present value based upon future unknown factors.

Aggregated Option Exercises In 2000 And Year-End Option Values

         The following table sets forth information with respect to the exercise of stock options during 2000 by the Named Executive Officers and unexercised options held by them on December 31, 2000.


                                                      Number of Securities
                                                     Underlying Unexercised         Value of Unexercised
                                                         Options at                In-the-Money Options at
                           Shares       Value         December 31, 2000              December 31, 2000
  Name                    Acquired    Realized     Exercisable/Unexercisable     Exercisable/ Unexercisable
  -----------------          on       --------    ---------------------------    --------------------------
                          Exercise                          (1)                              (2)
                          --------                          ---                              ---
Stephen Katz.........        0          $0               70,880/72,720                     $0/$0
Bruce R. York........        0           0                1,440/13,260                  $904/$3,615


-------------------------

(1) There were no SAR exercises during 2000 and no SARs were outstanding at December 31, 2000.

(2) The closing price for the Company's Common Stock as reported on the NASDAQ National Market on December 31, 2000 was $2.81 per share. Value is calculated by multiplying: (i) the difference between $2.81 and the option exercise price, by (ii) the number of shares of Common Stock underlying the option.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the performance graph on the following page, and the Audit Committee Report on pages four and five shall not be incorporated by reference to any such filings.

              REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
                    CELLULAR TECHNICAL SERVICES COMPANY, INC.

         The Compensation and Stock Option Committee of the Board of Directors of the Company (the "Committee") is currently comprised of Messrs. James Porter, Lawrence Schoenberg, and Henry Ellis, each outside directors of the Company. The Committee reviews and approves all decisions relating to the compensation, bonus, and stock option grants for the officers of the Company. The Committee also reviews guidelines for compensation, bonus, and stock option grants for non-officer employees, and maintains authority and control over the administration of the Company's stock option plans.

         It is the philosophy of the Committee that officers of the Company are paid base salaries in line with their responsibilities, and that other compensation of officers should be closely aligned with the financial performance of the Company. Therefore, benefits are provided to management through stock option incentives and bonuses that are generally consistent with the goal of closely coordinating the rewards to management with the maximization of stockholder return. In reviewing Company performance, consideration is given to sales and earnings and an evaluation is made of strategic planning and the Company's progress in that regard. Also taken into consideration are external economic factors that affect results of operations. An attempt is also made to maintain compensation within the market range. Although review of individual performance is primarily tied to the performance of the Company, it is also, to a lesser extent, subjective.

         The Committee annually reviews and evaluates the compensation of Stephen Katz, the Chief Executive Officer. The Committee generally examines the same factors for Mr. Katz as it examines with respect to the other officers. A bonus of $60,000 was granted to Mr. Katz for fiscal year 2000.

         The Committee has not developed a policy with respect to amending pay policies or asking stockholders to vote on "pay for performance" plans in order to qualify compensation in excess of $1 million a year which might be paid to the five highest paid executives for federal tax deductibility. The Committee intends to continue to monitor this matter and will balance the interests of the Company in maintaining flexible incentive plans against the possible loss of a tax deduction should taxable compensation for any of the five highest-paid executives exceed $1 million in future years.

         The foregoing report is approved by all members of the Committee.

Compensation and Stock Option Committee:      James Porter
                                              Lawrence Schoenberg
                                              Henry Ellis

                                PERFORMANCE GRAPH

                  Set forth below is a graph comparing the yearly change in the cumulative stockholder return on the Company's Common Stock since December 31, 1995, with the NASDAQ Stock Market Index (U.S.) and the NASDAQ Telecommunications Stocks Index. The graph assumes that $100 was invested on December 31, 1995 in the Company's Common Stock and each of the indices and that all dividends on the stocks included in the NASDAQ indices were reinvested. No cash dividends were paid on the Company's Common Stock. The stockholder return shown on the graph below is not necessarily indicative of future performance.


                     COMPARISON OF CUMULATIVE TOTAL RETURN

                              [PERFORMANCE GRAPH]


----------------------------------------------------------------------------------------------------------------
                                                   12-31-95   12-31-96   12-31-97  12-31-98  12-31-99  12-31-00
----------------------------------------------------------------------------------------------------------------
   Cellular Technical Services Company, Inc.         100.0     177.5       26.7        3.2      6.5        2.6
----------------------------------------------------------------------------------------------------------------
   NASDAQ Stock Market Index (U.S.)                  100.0     123.0      150.7      212.5    394.9      237.6
----------------------------------------------------------------------------------------------------------------
   NASDAQ Telecommunications Index                   100.0     102.3      149.3      247.0    438.3      188.4
----------------------------------------------------------------------------------------------------------------


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Ernst & Young, LLP, independent public accountants, served as the Company's independent public accountants for the year ended December 31, 2000. One or more representatives of that firm are expected to be available at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

Audit Fees

         Audit fees billed to the Company by Ernst & Young, LLP for its audit of the Company's annual financial statement for the year ended December 31, 2000 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and

Exchange Commission for that year totaled $140,000.

Financial Information Systems Design and Implementation Fees

         The Company did not engage Ernst & Young, LLP to provide advice to the Company regarding financial information system systems design and implementation during the year ended December 31, 2000.

All Other Fees

         Fees billed to the Company by Ernst & Young, LLP during the year ended December 31, 2000 for all other non-audit services rendered to the Company, including tax related services totaled $27,000.

         In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the SEC, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young, LLP.

ANNUAL REPORT AND FORM 10-K

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 was mailed to stockholders with this Proxy Statement. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 was filed with the SEC. Stockholders may obtain a copy of such Annual Report on Form 10-K, including the financial statements, schedules, and list of exhibits thereto, without charge, by writing to Cellular Technical Services Company, Inc., 20 East Sunrise Highway, Suite 201, Valley Stream, New York 11581-1260,
Attention: Investor Relations. If specified in such request, and upon payment of a reasonable fee for reproduction and mailing expenses, the Company will also furnish stockholders with a copy of any exhibit to the Annual Report on Form 10-K. In addition, the Company's Annual Report on Form 10-K is available over the Internet at the Company's website, http://www.cellulartech.com, or at the SEC's website, http://www.sec.gov.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for the Company's 2002 Annual Meeting of Stockholders must submit the proposal to the Company no later than January 7, 2002. All such submissions must be provided to Cellular Technical Services Company, Inc., 2815 Second Avenue, Suite 100, Seattle, Washington 98121,
Attention: Corporate Secretary. Notices of stockholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after March 23, 2002.


                                      By Order Of The Board of Directors


                                      Bruce R. York
                                      Vice President, Chief Financial Officer
                                      and Corporate Secretary


Seattle, Washington
April 27, 2001

                                   APPENDIX A
                                   ----------

                   CELLULAR TECHNICAL SERVICES COMPANY, INC.

                         Charter for the Audit Committee
                                     of the
                               Board Of Directors


Purpose

The purpose of the Audit Committee established by this charter will be to provide assistance to the Board of Directors (the "Board") of Cellular Technical Services Company, Inc. (the "Company") in fulfilling their responsibilities relating to the Company's accounting, reporting practices, and the quality and integrity of the its financial reports. In so doing, the Audit Committee will make such examinations as are necessary to monitor the Company's financial reporting and its internal and external audits, to provide to the Board with the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, to supervise the finance function of the Company (which will include, among other matters, the Company's investment activities) and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.


The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe. In carrying out such duties, the Audit Committee will endeavor to maintain free and open means of communication between the Board, the independent auditors, the internal auditors, and the financial management of the Company.


Charter Review

The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is intended to be conducted at the first Audit Committee meeting following the Company's Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), this charter (as then constituted) will be publicly filed.


Committee Membership

Until June 14, 2001, the Audit Committee will be comprised of at least two (2) members of the Board. Effective as of June 14, 2001, the Audit Committee must be comprised of at least three (3) members of the Board. Each member of the Audit
Committee: (i) will be elected and serve at the pleasure of the Board, (ii) must be an "independent director," as defined by and to the extent required by the Rules of the National Association of Securities Dealers, Inc. ("NASD"), and
(iii) must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee, as required by the Rules of the NASD. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.


Notwithstanding the foregoing, one director who is not independent, as defined by the Rules of the NASD, and who is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.


Committee Meetings

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors' examination and management report.


Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all applicable requirements. The Audit Committee will perform the following responsibilities:

         (1) Review and recommend to the Board the independent auditors to be selected to audit the financial statements of the Company and its subsidiaries.

         (2) Review the plan for the audit and related services at least annually.

         (3) Review the audit results and annual and interim financial statements and determine that the independent auditors are satisfied with the disclosure and content of such financial statements. Any changes in accounting principles also should be reviewed.

         (4) Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         (5) Ensure the receipt of, and review, a written statement from the Company's outside auditors delineating all relationships between the auditors and the Company, consistent with applicable Independence Standards Board Standards.

         (6) Review and actively discuss with the Company's outside auditors any disclosed relationship or service that may impact the objectivity and independence of the auditors. Take, or recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

         (7) Oversee the adequacy of the Company's system of internal accounting controls, including obtaining from the outside auditors management letters or summaries on such internal accounting controls.

         (8) Oversee the Company's compliance with the Foreign Corrupt Practices Act.

         (9) Oversee the Company's compliance with SEC requirements for disclosure of auditors' services and Audit Committee members and activities.

         (10) Oversee the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.

         (11) Ensure that the Company's outside auditors understand both: (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company's stockholders, and (ii) the Board's and the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent auditors (or to nominate the outside auditors to be proposed for stockholder approval in any proxy statement).

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board may delegate to it.


Reports


The Audit Committee will, to the extent deemed appropriate, record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

                       [LOGO CELLULAR TECHNICAL SERVICES]
                    Cellular Technical Services Company Inc.
                          2815 Second Avenue, Suite 100
                                Seattle WA 98121
                                 (206) 443-6400
                           http://www.cellulartech.com

                                                                     Appendix I

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On June 6, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned holder of Common Stock of Cellular Technical Services Company, Inc., a Delaware corporation (the "Company"), hereby appoints STEPHEN KATZ and BRUCE R. YORK, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders of the Company, to be held at the Company's New York office, 20 East Sunrise Highway, Suite 201, Valley Stream, New York, on Wednesday, June 6, 2001 at 10:00 a.m. local time, and at any adjournments or postponements thereof.

       The Board of Directors unanimously recommends a vote "FOR" Item 1 listed below.


1.     Election of Joshua J. Angel and Henry Ellis as Class I directors.

       [ ]  VOTE FOR the nominees listed above.

       [ ]  AGAINST the nominees listed above.

       [ ]  VOTE WITHHELD from the nominees listed above.

       (Instruction: To withhold authority to vote for any individual nominees, circle that nominee's name in the list provided above.)

2. Upon such other matters as may properly come before the Annual Meeting and any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


                               (see reverse side)

       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1 LISTED ON THE REVERSE SIDE.

       The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company's 2000 Annual Report.



                                 Dated:___________________________________, 2001



                                  ---------------------------------------------
                                              (Signature of Stockholder)


                                  ---------------------------------------------
                                   (Signature of Stockholder - if held jointly)


                                   IMPORTANT NOTE: Please sign exactly as your name appears hereon and mail it promptly even if you plan to attend the meeting. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. If signing as a corporation, please sign in full corporate name by a duly authorized officer. If signing as a partnership, please sign in partnership name by a duly authorized person.


                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                   PROMPTLY MAIL IT IN THE ENVELOPE PROVIDED.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.


                                       2


                            STATEMENT OF DIFFERENCES

The section symbol shall be expressed as...................................'SS'